                                                                    Exhibit 10.4

                          MONTANA MILLS BREAD CO., INC.

            1998 EMPLOYEE AND NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN.

            The Montana Mills Bread Co., Inc. 1998 Employee and Non-Employee Director Stock Option Plan (the "Plan"), effective May 1, 1998, is designed to attract and retain key employees, directors or advisors of Montana Mills Bread Co., Inc., a Delaware corporation (the "Company"), and to encourage them to contribute to the success of the Company by providing the opportunity for stock ownership. The Company may grant under the Plan both Incentive Stock Options and Nonstatutory Stock Options.

         2. DEFINITIONS.

            The capitalized words and phrases used in this Plan have the following meaning unless the context clearly indicates otherwise:

            a. "ACT" means the Securities Exchange Act of 1934, as amended.

            b. "CODE" means the Internal Revenue Code of 1986; as amended.

            c. "FAIR MARKET VALUE" means if at any time the shares of such class are not listed on any securities exchange or quoted in the Nasdaq National Market System or the Nasdaq System or the over-the-counter market, the Fair Market Value of the shares of such class shall be determined by the Stock Option Committee in its good faith judgment. If at any time the Company's Common Stock shall be listed on any securities exchange, the Fair Market Value on a certain date shall be the average of the closing prices of the sales of shares of such class on all securities exchanges on which shares of such class may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, if on any day the shares of such class are not so listed, the average of the highest and lowest sale prices on such day reported by the Nasdaq National Market System or, if there have been no sales on such system, the average of the highest bid and lowest asked prices on such System at the end of such day or, if on any day the shares of such class are not included on the Nasdaq National Market System, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 p.m. New York time or, if on any day the shares of such class are not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the national Quotation Bureau, Incorporated, or any similar successor organization, in each such class averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day.

            d. "GRANT DATE" as used with respect to a particular Option means the date on which the Option Agreement for such Option is executed on behalf of the Company

            e. "HOLDER" means the Optionee of an Option or other person entitled to exercise the Option under the terms hereof.

            f. "INCENTIVE STOCK OPTION" means an incentive stock option within the meaning of Section 422 of the Code.

            g. "NONSTATUTORY STOCK OPTION" means a stock option that does not qualify for treatment as an Incentive Stock Option.

            h. "OPTIONEE" means the individual to whom an Option is granted.

            i. "OPTIONS" means both Incentive Stock Options and Nonstatutory Stock Options, unless expressly provided to the contrary.

            j. "OPTION AGREEMENT" means a written instrument evidencing an Option granted under this Plan.

            k. "OPTION PERIOD" means the period beginning on the Grant Date and ending on the day prior to the tenth (10th) anniversary of the Grant Date or such earlier ending date as may be set by the Stock Option Committee.

            l. "OPTION PRICE" means the price for the purchase of shares of Plan Stock under an Option Agreement.

            m. "PLAN STOCK" shall mean the Company's Common Stock, $.001 par value, or such other class of shares or securities as to which the provisions of the Plan may be applicable pursuant to Section 8 of the Plan.

            n. "STOCK OPTION COMMITTEE" means the Stock Option Committee appointed by the Board of Directors of the Company to administer the Plan, which shall consist of two or more non-employee directors of the Company.

            o. "TEN PERCENT OWNER" means an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its subsidiaries.

         3. PLAN ADMINISTRATION.

            The Stock Option Committee shall administer the Plan. Decisions concerning the Plan shall be made solely by the Stock Option Committee. Decisions of the Stock Option Committee concerning the interpretation and construction of any provisions of the Plan or of any Option granted pursuant to the Plan shall be final. The Company shall effect the grant of Options under the Plan in accordance with the decisions of the Stock Option Committee, which may, from time to time, adopt rules and regulations for carrying out the Plan. Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority, in its discretion and without limitation: to determine the individuals to receive Options, whether an Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option, the times when such individuals shall receive such Options, the number of shares of Plan Stock to be subject to each

Option, the term of each Option, the date when each Option shall become exercisable, whether an Option shall be exercisable in whole or in part in installments, the number of shares to be subject to each installment, the date each installment shall become exercisable, the term of each installment and the Option Price of each Option; to accelerate the date of exercise of any Option or installment thereof; and to make all other determinations necessary or advisable for administering the Plan.

         4. SHARES SUBJECT TO THE PLAN.

            Subject to adjustments authorized by Section 15 hereof, no more than 500,000 shares of Plan Stock (the "Reserved Shares") may be issued pursuant to the Plan which shares may, in the discretion of the Stock Option Committee, consist either in whole or in part of authorized but unissued shares or shares held in the treasury of the Company. The number of Reserved Shares available to the Plan shall be reduced upon the grant of an Option by the number of shares that may be purchased pursuant to such Option and shall be increased by the number of shares not purchased under Options which have expired or have been terminated or cancelled.

         5. INCENTIVE STOCK OPTION ANNUAL LIMITATION.

            The aggregate fair market value (determined as of the Grant Date) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under the Plan and all other incentive stock option plans of the Company) shall not exceed $100,000.

         6. ELIGIBILITY AND LIMITATIONS.

            a. ELIGIBILITY. Participants in the Plan shall be selected by the Stock Option Committee from among the employees, directors and advisors of the Company. Directors or advisors who are not otherwise officers or employees of the Company shall not be eligible to receive Incentive Stock Options under the Plan, but shall be entitled to receive Nonstatutory Stock Options.

            b. PARENT AND SUBSIDIARY. All references in this Plan to employees, directors or advisors of the Company shall include employees, directors or advisors of any parent or subsidiary of the Company, as those terms are defined in Section 424 of the Code.

            c. LIMITATION ON TEN PERCENT OWNERS. In the case of an Incentive Stock Option granted to a Ten Percent Owner: (i) the Option Period shall be no more than five (5) years, and (ii) the Option Price shall be no less than 110 percent (110 % ) of the Fair Market Value of the shares of Plan Stock subject to the Incentive Stock Option determined as of the Grant Date.

            d. NO RIGHT OF EMPLOYMENT. Nothing in the Plan or in any Option granted shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee's employment at any time.

         7. OPTION REQUIREMENTS.

            a. WRITTEN OPTION. An Option shall be evidenced by an Option Agreement specifying the number of shares of Plan Stock that may be purchased by its exercise and whether it is an Incentive Stock Option or a Nonstatutory Stock Option, and shall contain such terms and conditions consistent with the Plan as the Stock Option Committee shall determine.

            b. OPTION EXERCISABILITY. Each Option shall be exercisable only during the Option Period and shall be exercisable at such times as may be determined by the Stock Option Committee. Further, when an Option is granted to any Optionee who is subject to the provisions of Section 16 of the Act on the Grant Date, or who become subject to the provisions of such Section as a result of the Option granted to him/her, such Option shall not be exercisable for at least six (6) months after the grant thereof, except in the case of death or disability.

            c. DURATION OF OPTION. The Stock Option Committee shall determine the Option Period consistent with the provisions of Section 7(b) hereof. The Stock Option Committee and a Optionee may at any time by mutual agreement terminate any Option granted to such Optionee under the Plan.

            d. INCENTIVE STOCK OPTION PRICE. Subject to Section 7(b) hereof, the Option Price of each share subject to an Incentive Stock Option shall be an amount not less than the Fair Market Value of such share (determined as of the Grant Date), determined by the Stock Option Committee in its sole discretion and set forth in the Option Agreement.

            e. TRANSFER OF OPTION. An Option shall not be transferable other than by will or the laws of descent and distribution. During the Optionee's lifetime, an Option shall be exercisable only by the Optionee or by his guardian or legal representative. The Stock Option Committee shall permit the transfer of the Option, on Optionee's death, to the Optionee's estate and shall permit the exercise of the Options, during the Optionee's lifetime, by Optionee's guardian or legal representative.

            f. TERMINATION OF EMPLOYMENT. If the Optionee ceases to be employed by either the Company or by a subsidiary for any reason other than death or disability, any Option that is not exercisable on the date employment ceases shall expire immediately. The Option Period for any Option that is exercisable on such date shall terminate on the date that is three (3) months after such date, or on the otherwise applicable termination date set forth in the Option Agreement, whichever is sooner. For purposes of this subsection, an employment relationship will be treated as continuing during the period when a Optionee is on military duty, sick leave or other bona fide leave of absence if the period of such leave does not exceed ninety (90) days, or, if longer, so long as a statute or contract guarantees the Optionee's right to re-employment with the Company. When the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first
(91st) day of such leave.

            g. DEATH. In the case of death of the Optionee while he is an employee of the Company, any Option that is not exercisable on the date of death shall expire immediately. The Option Period for any Option that is exercisable on the date of death shall terminate on the date that is twelve (12) months after the date of death, or on the otherwise applicable termination date set forth in the Option Agreement, whichever is sooner. In the event that a Optionee shall die within three (3) months after the termination of his employment and prior to the complete exercise of Options granted to him under the Plan, any such remaining Options may be exercised in whole or in part within twelve (12) months after the date of the Optionee's death but only: (i) by the Optionee's estate or by or on behalf of such person or persons to whom the Optionee's rights pass under his Will or the laws of descent and distribution, (ii) to the extent that the Optionee was entitled to exercise the Option at the date his employment ceased, and (iii) prior to the expiration of the term of the Option.

            h. DISABILITY. In the case of termination of employment of the Optionee due to total and permanent disability (within the meaning of Section 22(e)(3) of the Code, as in effect on the date of adoption of this Plan), any Option that is not exercisable on the date of such termination shall expire immediately. The Option Period for any Option that is exercisable on the date of such termination shall terminate on the date that is twelve (12) months after the date of such termination, or on the otherwise applicable termination date set forth in the Option Agreement, whichever is sooner.

            i. NOTICE AND MANNER OF EXERCISE. A person electing to exercise an Option, whether in whole or in part, shall give written notice, in such form as the Stock Option Committee may require, of such election to the Secretary of the Company and shall tender to the Company, along with such notice, the full purchase price for the shares of Plan Stock for which the election is made. Payment of the purchase price may be in cash, a certified check or a bank check payable to the order of the Company. Alternatively, a Optionee may pay for the shares, in whole or in part, by the delivery of shares of the Company already owned by him which will be accepted in exchange at their value on the date of exercise. Certificates representing the shares purchased by the Optionee shall be issued as soon as practicable after the Optionee has complied with the provisions hereof.

            j. COMPANY'S RIGHT TO REDEEM OPTIONS. Every vested Option granted under this Plan shall be redeemable by the Company at any time. The purchase price for any Option redeemed by the Company shall be the Fair Market Value of the stock underlying such Option, less the exercise price of such Option. The purchase price, less any amount of federal or state taxes attributable to the redemption that the Company deems it necessary or advisable to pay or withhold, shall be paid in cash or promissory notes.

            k. ADDITIONAL REQUIREMENTS. Each grant of an Option under the Plan, and each issuance of shares of Plan Stock upon exercise of an Option, shall be conditioned upon the Company's prior receipt of a duly executed letter of investment intent, in form and content satisfactory to counsel for the Company, of the Optionee (or the Holder of the Option) that such Option and such shares are being acquired by such person solely for investment and not with a view to, or for sale in connection with, any distribution thereof, not with any present intention of selling, transferring or disposing of the same. Any shares of Plan Stock acquired by the Optionee or the Holder of an Option upon exercise of the Option may not thereafter be offered for sale, sold or otherwise transferred unless (i) a Registration Statement with respect thereto shall be effective under the Securities Act of 1933, as amended (the "'33 Act"), and the Company shall have been furnished with proof satisfactory to it that such Optionee or Holder has complied with applicable state securities laws, or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer is exempt from the registration requirements of the '33 Act and may otherwise be transferred in compliance with the '33 Act and in compliance with any other applicable law, including all applicable state securities laws; and the Company may withhold transfer, registration and delivery of such securities until one of the foregoing conditions shall have been met.

         8. ANTI-DILUTION PROVISIONS.

            The aggregate number and kind of shares of Plan Stock available for Options under the Plan, the number and kind of shares subject to any outstanding Option and the Option Price of each outstanding Option, shall be proportionately adjusted by the Stock Option Committee for any increase, decrease or change in the total outstanding shares of the Company resulting from a stock dividend, recapitalization, reclassification, merger, consolidation, split-up, combination, exchange of shares or similar transaction (but not by reason of the issuance or purchase of shares by the Company in consideration for money, services or property).

         9. TAXES; COMPLIANCE WITH LAW; APPROVAL OF REGULATORY BODIES; STOCK LEGENDS.

            The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any shares of Plan Stock deliverable under this Plan, and the Company may defer making delivery until it is indemnified to its satisfaction for that tax Options are exercisable, and shares can be delivered under this Plan, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. Any certificate issued to evidence Options or to evidence shares issued under the Plan shall bear such legends and statements as the Stock Option Committee deems advisable to assure compliance with all federal and state laws and regulations. Options may not be exercised and shares may not be issued under this Plan until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Stock Option Committee deems advisable. Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Stock Option Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option. In addition, the Stock Option Committee may require such consents and releases of taxing authorities as the Stock Option Committee deems advisable.

         10. RIGHTS OF SHAREHOLDERS.

             A Optionee or a Holder shall have no rights as a shareholder with respect to the Plan Stock purchased by him pursuant to the exercise of an Option until the date of the issuance to him of a certificate of stock representing such shares. No adjustment shall be made for dividends or for distributions of any other kind with respect to Plan Stock for which the record date is prior to the date of the issuance to the Optionee or Holder of a certificate for the shares. Furthermore, the existence of the Options shall not affect the right or power of the Company or its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; issue bonds, debentures, preferred or prior preference stocks affecting the Plan Stock of the Company or the rights thereof; dissolve the Company, or sell or transfer any part of its assets or business, or do any other corporate act, whether of a similar character or otherwise.

         11. RESERVATION OF SHARES.

             The Company shall be under no obligation to reserve shares of capital stock to fill Options. The grant of Options to employees hereunder shall not be construed to constitute the establishment of a trust of such shares and no particular shares shall be identified as optioned and reserved for employees hereunder. The Company shall be deemed to have complied with the terms of the Plan if, at the time of issuance and delivery pursuant to the exercise of an Option, it has a sufficient number of shares authorized and unissued or in its treasury which may then be appropriated and issued for purposes of the Plan, irrespective of the date when such shares were authorized.

         12. LIABILITY OF COMPANY.

             The Company or any subsidiary which is in existence or hereafter comes into existence, shall not be liable to a Optionee or a Holder as to:

             a. NON-ISSUANCE OF SHARES. The non-issuance or sale of shares of Plan Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder.

             b. TAX CONSEQUENCES. Any tax consequences expected but not realized by any Optionee or Holder due to the exercise of any Option granted hereunder.

         13. CHOICE OF LAW.

             The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of New York. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of New York without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought.

         14. AMENDMENT AND TERMINATION OF PLAN.

             a. The Board of Directors of the Company may alter, amend, or terminate this Plan from time to time without approval of the shareholders, provided, however, that without the approval of the shareholders no amendment will be effective that:

                (i) materially increases the benefits accruing to participants under the Plan;

                (ii) materially increases (other than by operation of the provisions of Section 8 hereof) the number of shares which may be issued under the Plan;

                (iii) materially modifies the eligibility requirements for participation in the Plan;

                (iv) amends the requirements of subparagraphs (i) through (iii) of this Section.

Any amendment, whether with or without the approval of the shareholders, that alters the terms or provisions of an Option granted before the amendment (unless the alteration is expressly permitted under this Plan or under the terms of the Option Agreement) will be effective only with the consent of the Optionee or of the Holder entitled to exercise the Option.

             b. Upon the dissolution of the Company, the Plan shall terminate, and all Options previously granted shall lapse on the date of such termination.

         15. ADJUSTMENTS UPON CHANGES IN SHARES.

             a. If any change is made in the shares subject to the Plan, or subject to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Options.

             b. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation; (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) any other capital reorganization in which more than fifty percent (5O%) of the shares of the Company entitled to vote are exchanged, then at the sole discretion of the Board and to the extent permitted by applicable law, any surviving corporation may, in its absolute discretion, assume or continue any Options outstanding under the Plan, or substitute similar options. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as employees of the Company, said Optionee, to the extent the Options are then exercisable, may exercise said Options for a period of thirty (30) days after notice is given by the Company and, furthermore the Board, in its sole discretion, may accelerate the exercise dates set forth in any Option. This right of exercise shall be conditioned upon the execution of a definitive agreement or merger, consolidation or reorganization.

             c. In the event of an offer by any person or entity to purchase shares of stock of the Company holding fifty percent (5O%) or more of the voting power of the Company, any Optionee (as defined in this paragraph) shall have the right upon commencement of such offer, to exercise Options held by such Optionee, to the extent such Options are exercisable, provided that the Board in its sole discretion, may accelerate the exercise dates set forth in any Option held by such Optionee. Any such exercise or acceleration shall be subject to the execution of a definitive stock purchase agreement.

         16. DURATION OF THE PLAN.

             The Plan shall terminate upon dissolution of the Company or upon an amendment to terminate the Plan as provided in Section 14 hereof. If not previously terminated, the Plan shall terminate on April 30, 2008. Termination of the Plan other than upon dissolution of the Company shall not affect the rights of any Optionee or other Holder of an Option except to the extent specifically provided in the Option Agreement.

         17. EFFECTIVE DATE OF THE PLAN.

             The Plan is effective as of May 1, 1998.

         18. APPLICATION OF PROCEEDS.

             The proceeds of the sale of shares of Plan Stock by the Company under the Plan will constitute general funds of the Company and may be used for any purpose.